As filed with the Securities and Exchange Commission on August 15, 2001









                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 31, 2001


                        NEW YORK COMMUNITY BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)




               Delaware                                0-22278                                06-1377322
    (State or Other Jurisdiction of            (Commission File Number)              (IRS Employer Identification
            Incorporation)                                                                       No.)






               615 Merrick Avenue                                    11590
               Westbury, New York
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (516) 683-4100




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 2001, the merger of Richmond County Financial Corp., a Delaware corporation ("Richmond County"), with and into New York Community Bancorp, Inc., a Delaware corporation (the "Company"), as contemplated by the Agreement and Plan of Merger dated as of March 27, 2001 (the "Merger Agreement") between the Company and Richmond County, was consummated.

         The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.


ITEM 5.  OTHER EVENTS.

         Pursuant to the Merger Agreement, the Company amended its Bylaws effective as of the Effective Time (as defined in the Merger Agreement). The Company's amended and restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

         The Board of Directors of the Company consists of nine members: Joseph
R. Ficalora, Donald M. Blake, Max L. Kupferberg, Howard C. Miller, Dominick Ciampa, Michael F. Manzulli, Anthony E. Burke, Robert S. Farrell and William C. Frederick, MD. The members of the Board of Directors of the Company have been allocated to three classes of directors. The three directors whose term will expire in 2002 are: Max L. Kupferberg, Dominick Ciampa and William C. Frederick, MD; the three directors whose term will expire in 2003 are: Joseph R. Ficalora, Michael F. Manzulli and Robert S. Farrell; and the three directors whose term will expire in 2004 are: Donald M. Blake, Howard C. Miller and Anthony E. Burke.

         Pursuant to the Merger Agreement, Michael F. Manzulli has been elected Chairman of the Board of the Company, Anthony E. Burke has been appointed Senior Executive Vice President and the Chief Operating Officer of the Company and Thomas R. Cangemi has been appointed Executive Vice President of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired

              (i) The Consolidated Financial Statements of Richmond County as of June 30, 2000 and 1999, and for the each of the three years ended June 30, 2000, 1999 and 1998, are incorporated herein by reference.

              (ii) The Unaudited Consolidated Financial Statements of Richmond
                   County as of March 31, 2001, and for each of the nine months ended March 31, 2001 and 2000 are incorporated herein by reference.

         (b)  Pro Forma Financial Information

              (i) Company Pro Forma Combined Condensed Consolidated Statement of Financial Condition as of June 30, 2001.

              (ii) Company Pro Forma Combined Condensed Consolidated Statement
                   of Income for the year ended December 31, 2000.

              (iii) Company Pro Forma Combined Condensed Statement of Income for
                    the six months ended June 30, 2001.

                         PRO FORMA FINANCIAL INFORMATION
               NEW YORK COMMUNITY BANCORP, INC. AND SUBSIDIARY AND
                 RICHMOND COUNTY FINANCIAL CORP. AND SUBSIDIARY
        UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF
                  FINANCIAL CONDITION AND STATEMENT OF INCOME

         The following Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition combines the historical Consolidated Statement of Financial Condition of New York Community Bancorp, Inc. and subsidiary (together, "New York Community") and the adjusted historical Consolidated Statement of Financial Condition of Richmond County Financial Corp. and subsidiary (together, "Richmond County") giving effect to the consummation of the merger on June 30, 2001, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

         The following Unaudited Pro Forma Combined Condensed Consolidated Statement of Income for the year ended December 31, 2000 combines the adjusted historical Consolidated Statements of Income of New York Community and Richmond County giving effect to the merger as if the merger had become effective at the beginning of the period presented, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements. The historical Consolidated Statement of Income of New York Community for the year ended December 31, 2000 includes the Consolidated Statement of Income of Haven Bancorp, Inc. for the month ended December 31, 2000. The historical Consolidated Statement of Income of Haven Bancorp, Inc. for the year ended December 31, 2000 only includes the Consolidated Statement of Income of Haven Bancorp, Inc. for the eleven months ended November 30, 2000. The adjusted historical Statement of Income of New York Community for the year ended December 31, 2000 gives effect to the Haven acquisition, as if the acquisition had become effective at the beginning of the period presented, using the purchase method of accounting and giving effect to the Haven acquisition pro forma adjustment. Richmond County's fiscal year ends June 30. The adjusted historical Consolidated Statement of Income of Richmond County for the year ended December 31, 2000 was prepared by adding the results of the six months ended December 31, 2000 to the results of the fiscal year ended June 30, 2000 and deducting the results of the six months ended December 31, 1999.

         The following Unaudited Pro Forma Combined Consolidated Statement of Income for the six months ended June 30, 2001 combines the historical Consolidated Statements of Income of New York Community and Richmond County giving effect to the merger as if the merger had become effective at the beginning of the period presented, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

         The unaudited pro forma combined condensed consolidated financial statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma combined condensed consolidated financial statements and accompanying notes should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of New York Community and Richmond County information and notes thereto appearing elsewhere herein.

         We anticipate that the merger will provide the combined company with financial benefits that include reduced operating expenses. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during these periods.

               NEW YORK COMMUNITY BANCORP, INC. AND SUBSIDIARY AND
                 RICHMOND COUNTY FINANCIAL CORP. AND SUBSIDIARY
        UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF
                               FINANCIAL CONDITION
                               AS OF JUNE 30, 2001
                                 (IN THOUSANDS)

                                                                   NEW YORK          RICHMOND
                                                                   COMMUNITY         COUNTY        PRO FORMA      PRO FORMA
                                                                   HISTORICAL        HISTORICAL    ADJUSTMENT     COMBINED
                                                                   ----------        ----------    ----------     ---------
ASSETS
Cash and due from banks....................................        $ 129,502         $   69,473    $ (56,041)(B)  $  138,779
                                                                                                     (42,349)(B)
                                                                                                      38,194 (E)
Money market investments...................................          101,600                900                      102,500
Securities available for sale..............................          619,789          1,321,947       14,500)(C)   1,939,443
                                                                                                      12,207 (C)
Securities held to maturity and FHLB Stock.................           98,818            104,023                      202,841
Loans receivable...........................................        3,291,589          1,949,760       10,000 (C)   5,251,349
Allowance for loan losses..................................          (18,064)           (22,349)                     (40,413)
Loans receivable, net......................................        3,273,525          1,927,411       10,000       5,210,936
Excess of cost over fair value of net assets
   acquired and other intangibles..........................          115,107             94,097      (94,097)(C)     666,954
                                                                                                     551,847 (D)
Other assets...............................................          178,267            166,076       22,416 (B)     376,556
                                                                                                     (10,000)(C)
                                                                                                      24,680 (C)
                                                                                                      (4,883)(C)
Total assets...............................................       $4,516,608         $3,683,927    $     437,474  $8,638,009
                                                                  ==========         ==========    =============  ==========
LIABILITIES
Deposits...................................................       $3,074,639         $2,538,153    $  15,000 (C)  $5,627,792
Borrowings.................................................        1,038,295            807,665       32,200 (C)   1,878,160
Other liabilities..........................................          113,922             20,486       (5,616)(C)     111,852
                                                                                                     (16,940)(B)
Total liabilities..........................................       $4,226,856         $3,366,304    $  24,644      $7,617,804
                                                                  ==========         ==========    =============  ==========
STOCKHOLDERS' EQUITY
Common stock...............................................          $   465         $      327    $    (327)(E)  $      736
                                                                                                         271 (B)
Additional paid-in capital.................................          181,129            329,640     (329,640)(E)     911,311
                                                                                                     730,182 (B)
Retained earnings..........................................          147,643            167,783     (167,783)(E)     147,643
Treasury stock.............................................          (32,186)          (134,609)     134,609 (E)     (32,186)
Unearned compensation and ESOP.............................          (12,090)           (38,194)      38,194 (E)     (12,090)
Accumulated other comprehensive income
   (loss)..................................................            4,791             (7,324)       7,324 (E)       4,791
                                                                  ----------         ----------    -------------  ----------
Total stockholders' equity.................................         $289,752         $  317,623    $     412,830  $1,020,205
                                                                  ----------         ----------    -------------  ----------
Total liabilities and stockholders' equity.................       $4,516,608         $3,683,927    $     437,474  $8,638,009
                                                                  ==========         ==========    =============  ==========

               The accompanying notes are an integral part of the
                     unaudited pro forma combined condensed
                       consolidated financial information.

               NEW YORK COMMUNITY BANCORP, INC. AND SUBSIDIARY AND
                 RICHMOND COUNTY FINANCIAL CORP. AND SUBSIDIARY
     UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                (IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)

                                                                 HAVEN        NEW YORK       RICHMOND     RICHMOND
                                      NEW YORK     HAVEN         ACQUISITION  COMMUNITY      COUNTY       COUNTY
                                      COMMUNITY    BANCORP       PRO FORMA    ADJUSTED       ADJUSTED     PRO FORMA    PRO FORMA
                                      HISTORICAL  HISTORICAL     ADJUSTMENT   HISTORICAL     HISTORICAL   ADJUSTMENT   COMBINED
                                      ----------  ----------     ----------   ----------     ----------   ----------   --------
Interest income:
Loans..............................   $151,626     $127,102      $(32,435)(J) $  246,293     $  127,898   $ (1,500)(F) $  372,691
Securities.........................     21,769       63,423        (3,805)(J)     81,387         81,225      1,700 (F)    164,312
Money market investments...........      1,437          471                        1,908            647                     2,555
                                      --------     --------      --------     ----------     ----------   --------     ----------
  Total interest income............    174,832      190,996       (36,240)       329,588        209,770        200        539,558
                                      --------     --------      --------     ----------     ----------   --------     ----------
Interest expense:
Deposits...........................     52,449       80,334        (5,738)(J)    127,045         65,771     (5,500)(F)    187,316
Borrowed funds.....................     49,302       40,311       (35,657)(J)     53,956         43,788     (9,300)(F)     88,444
                                      --------     --------      --------     ----------     ----------   --------     ----------
  Total interest expense...........    101,751      120,645       (41,395)       181,001        109,559    (14,800)       275,760
                                      --------     --------      --------     ----------     ----------   --------     ----------
Net interest income................     73,081       70,351         5,155        148,587        100,211     15,000        263,798
Provision for loan losses..........          0        1,946             0          1,946          1,200                     3,146
                                      --------     --------      --------     ----------     ----------   --------     ----------
  Net interest income after
   provision for loan losses.......     73,081       68,405         5,155        146,641         99,011     15,000        260,652
                                      --------     --------      --------     ----------     ----------   --------     ----------
Non-interest income:
  Fee income.......................      4,595       20,828                       25,423         10,768                    36,191
  Other income.....................     17,050       11,629                       28,679         (3,459)                   25,220
                                      --------     --------      --------     ----------     ----------   --------     ----------
  Total non-interest income........     21,645       32,457                       54,102          7,309          0         61,411
                                      --------     --------      --------     ----------     ----------   --------     ----------
Non-interest expense:
  Compensation and benefits........     39,014       35,713                       74,727         29,090                   103,817
  Occupancy and equipment..........      3,953       11,917                       15,870         12,255       (300)(L)     27,825
  Other............................      6,363       30,542                       36,905         10,002                    46,907
  Amortization of excess of cost
    over fair value of net assets
    acquired.......................        494                      5,434 (K)      5,928          4,018     (4,018)        33,520
                                                                                                            27,592 (G)
                                      --------     --------      --------     ----------     ----------   --------

  Total non-interest expense.......     49,824       78,172         5,434        133,430         55,365     23,274        212,069
                                      --------     --------      --------     ----------     ----------   --------     ----------
Income before income tax expense...     44,902       22,690          (279)        67,313         50,955     (8,274)       109,994
Income tax expense.................     20,425        9,730          (282)        29,873         13,855                    43,728
                                      --------     --------      --------     ----------     ----------   --------     ----------
Net income.........................   $ 24,477     $ 12,960      $      3     $   37,440     $   37,100   $ (8,274)    $   66,266
                                      ========     ========      ========     ==========     ==========   ========     ==========
Net income:
  Applicable to common
    stockholders:
  Basic............................                                           $   37,440     $   37,100   $ (8,274)    $   66,266
  Diluted..........................                                               37,440         37,100     (8,274)        66,266
Net income per share:
  Basic............................                                                 1.32           1.49                      1.23
  Diluted..........................                                                 1.28           1.47                      1.20
Weighted average common shares:
  Basic............................                                           28,268,514     24,899,329                53,665,829
  Diluted..........................                                           29,297,382     25,238,095                55,040,239



               The accompanying notes are an integral part of the
                     unaudited pro forma combined condensed
                       consolidated financial information.

        NEW YORK COMMUNITY BANCORP, INC. AND SUBSIDIARY AND
                 RICHMOND COUNTY FINANCIAL CORP. AND SUBSIDIARY
     UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                (IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)

                                                                        NEW YORK       RICHMOND
                                                                        COMMUNITY      COUNTY         PRO FORMA       PRO FORMA
                                                                        HISTORICAL     HISTORICAL     ADJUSTMENT      COMBINED
                                                                        ----------     ----------     ----------      ---------
Interest income:
Loans...........................................................       $   133,607    $    69,808    $   (800)(F)    $  202,615
Securities......................................................            24,227         45,912         800 (F)        70,939
Money market investments........................................             4,839            586                         5,425
                                                                       -----------    -----------    --------        ----------

   Total interest income........................................           162,673        116,306           0           278,979
                                                                       -----------    -----------    --------        ----------
Interest expense:
Deposits........................................................            63,261         39,796      (2,750)(F)       100,307
Borrowed funds..................................................            28,079         21,501      (4,650)(F)        44,930
                                                                       -----------    -----------    --------        ----------
   Total interest expense.......................................            91,340         61,297      (7,400)          145,237
                                                                       -----------    -----------    --------        ----------
   Net interest income..........................................            71,333         55,009       7,400           133,742
Provision for loan losses.......................................                 0            600                           600
                                                                       -----------    -----------    --------        ----------
   Net interest income after provision for
     loan losses................................................            71,333         54,409       7,400           133,142
                                                                       -----------    -----------    --------        ----------
Non-interest income:
   Fee income...................................................            15,722          5,365                        21,087
   Other income.................................................            23,887          2,674                        26.561
                                                                       -----------    -----------    --------        ----------
   Total non-interest income....................................            39,609          8,039           0            47,648
                                                                       -----------    -----------    --------        ----------
Non-interest expense:
   Compensation and benefits....................................            17,542         15,828                        33,370
   Occupancy and equipment......................................             7,088          3,793        (100)(L)        10,781
   Other........................................................            12,357          8,644                        21,001
   Amortization of excess of cost over fair
     value of net assets acquired...............................             2,964          2,478      (2,478)           16,760
                                                                                                       13,796 (G)
                                                                                                     --------
   Total non-interest expense...................................            39,951         30,743      11,218            81,912
                                                                       -----------    -----------    --------        ----------
Income before income tax expense................................            70,991         31,705      (3,818)           98,878
Income tax expense..............................................            24,652         11,008                        35,660
                                                                       -----------    -----------    --------        ----------
Net income......................................................       $    46,339    $    20,697    $ (3,818)       $   63,218
                                                                       ===========    ===========    ========        ==========
Net income:
   Applicable to common stockholders:
   Basic........................................................       $    46,339    $    20,697    $ (3,818)       $   63,218
   Diluted......................................................            46,339         20,697      (3,818)           63,218
Net income per share:
   Basic........................................................              1.15           0.88                          0.98
   Diluted......................................................              1.13           0.84                          0.96
Weighted average common shares:
   Basic........................................................        40,307,810     23,513,000                    64,291,070
   Diluted......................................................        40,947,761     24,582,000                    66,021,401

               The accompanying notes are an integral part of the
                     unaudited pro forma combined condensed
                       consolidated financial information.

                 NEW YORK COMMUNITY BANCORP, INC. AND SUBSIDIARY
                                       AND
                 RICHMOND COUNTY FINANCIAL CORP. AND SUBSIDIARY

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                       DECEMBER 31, 2000 AND JUNE 30, 2001

         (A)   Basis of Presentation

         The Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition of New York Community and Richmond County at June 30, 2001 has been prepared as if the merger had been consummated on that date. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Income for the year ended December 31, 2000 and the six months ended June 30, 2001 were prepared as if the merger had been consummated at the beginning of the periods presented. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2000 were also prepared as if the acquisition of Haven Bancorp, Inc. had been consummated at the beginning of 2000. The unaudited pro forma combined condensed consolidated financial statements are based on the historical financial statements of New York Community and Richmond County after giving effect to the merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

         Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma combined condensed consolidated financial statements are summarized as follows:

                 (i) Estimated fair values--Estimated fair value for securities available for sale, loans, deposits and borrowings were determined by New York Community and Richmond County with the assistance of Salomon Smith Barney Inc., Sandler O'Neill & Partners, L.P. and Lehman Brothers Inc. The resulting net discount/premium on securities held-to-maturity and loans, respectively, for purposes of these pro forma financial statements, is being accreted/amortized to interest income using a method that approximates the level yield method over five to ten years, respectively. The actual discount/premium will be accreted/amortized to interest income to produce a constant yield to maturity. The resulting net premium and discount on deposits and borrowings, respectively, is being amortized/accreted into interest using a method that approximates the level yield method over their remaining estimated lives.

                 (ii) Income taxes--A net deferred tax asset was recorded equal to the deferred tax consequences associated with the differences between the tax basis and book basis of the assets acquired and liabilities assumed, using an effective tax rate of 40%.


         (B)
                                                                                        CASH    100% STOCK     TOTAL
                                                                                       ------   ----------     -----
                                                                                               (IN THOUSANDS)
         Richmond County's total common shares outstanding (i) (ii)...............               $ 730,453   $730,453
         Cash-out of incremental stock options, net of tax (iii)..................     $25,410                 25,410
         Estimated transaction cost (iv)..........................................      33,624                 33,624
                                                                                       -------   ---------   --------
                                                                                       $59,034   $ 730,453   $789,487
                                                                                       =======   =========   ========

         (C)   Purchase accounting adjustments are estimated as follows:

                                                                                                   (IN THOUSANDS)
                                                                                                   --------------
                  Richmond County's net assets-historical at June 30,
                    2001(v).................................................................                 $317,623
                  Adjustments to Richmond County's statement of condition:
                  Termination of Richmond County's MRP......................................     $   9,673
                  Tax benefits associated with the termination of MRP.......................         5,616
                  Termination of Richmond County's ESOP.....................................        28,521
                                                                                                 ---------
                  Subtotal..................................................................                   43,810
                  The excess of cost over the fair value of net assets acquired.............       (94,097)
                  Securities available for sale, net of tax (to restore the
                    markdown on June 30, 2001)..............................................         7,324
                                                                                                 ---------

                  Subtotal..................................................................                  (86,773)
                  Fair value adjustment:
                  Securities available for sale.............................................       (14,500)
                  Loans receivable..........................................................        10,000
                  Properties and Equipment writedown........................................       (10,000)
                  Deposits..................................................................       (15,000)
                  Borrowings................................................................       (32,200)
                                                                                                  --------
                  Subtotal--net fair value adjustments......................................       (61,700)
                  Tax effects of fair value adjustments at 40%..............................        24,680
                                                                                                  --------
                  Total net adjustments to net assets acquired..............................                  (37,020)
                                                                                                             --------
                  Adjusted net assets acquired..............................................                 $237,640
                                                                                                             ========

--------------

(i) Based on 27,071,346 shares of Richmond County common stock outstanding as of March 31, 2001.

(ii) Based on average market closing price between March 22 and March 28, 2001 of $26.983 of New York Community common stock and exchange ratio of 1.02 of Richmond County common stock to New York Community common stock.

(iii) Assumes that none of the holders of Richmond County's stock options elect to exchange such options into New York Community options. As of March 31, 2001, there were 3,200,495 outstanding options to purchase Richmond County common stock with a weighted average price of $14.29. Effective tax rate at 40%.

(iv)  Estimated transaction costs of $33.624 million consist of the following:


                                                                                                 (IN THOUSANDS)
                                                                                                 --------------
            Merger-related compensation and severance.........................................      $ 34,785
            Professional services.............................................................        13,080
            System and facilities conversion and other expense................................         8,175
                                                                                                    --------
            Subtotal..........................................................................       $56,040
            Tax effects.......................................................................       (22,416)
                                                                                                    --------
            Total.............................................................................       $33,624
                                                                                                    ========

(v) Fair value adjustments in accordance with purchase accounting under accounting principles generally accepted in the United States of America.

         (D) The excess of cost over the fair value of net assets acquired is set forth below:

                                                                                                  (IN THOUSANDS)
                                                                                                  --------------
                  Total cost:
                       Stock portion..........................................................      $ 730,453
                       Cash portion...........................................................         59,034
                                                                                                    ---------
                       Subtotal...............................................................      $ 789,487
                       Net assets acquired....................................................        237,640
                                                                                                    ---------
                  Total excess of cost over the fair value of net assets acquired.............      $ 551,847
                                                                                                    =========

         (E) Purchase accounting adjustments to eliminate Richmond County's stockholders' equity account.

         (F) Pro forma adjustments to interest income and interest expense were calculated as follows:

                                                                                  FOR THE YEAR       FOR THE SIX
                                                                                      ENDED          MONTHS ENDED
                                                                                DECEMBER 31, 2000   JUNE 30, 2001
                                                                                -----------------   -------------
                                                                                          (IN THOUSANDS)
         Accretion of discount on securities....................................     $ 1,700           $   800
         Amortization of premium on loans.......................................      (1,500)             (800)
                                                                                     -------            ------
                   Total net adjustments--interest income.......................          200                0
         Amortization of premium on deposits....................................       (5,500)          (2,750)
         Amortization of premium on borrowings..................................       (9,300)          (4,650)
                                                                                      -------          -------
                   Total net adjustments--interest expense......................     $(14,800)         $(7,400)
                                                                                     ========          =======

         (G) The amortization of the excess of cost over the fair value of net assets acquired is assumed to be straight-line over a period of twenty years.

         (H) Basic and fully diluted weighted average number of common and common stock equivalents utilized for the calculation per share for the periods presented were calculated using New York Community's historical weighted average common and common stock equivalents plus Richmond County's historical weighted average common and common stock equivalents times 1.02 under the terms of the merger agreement.

         (I) These pro forma combined condensed consolidated financial statements do not reflect the impact of Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations", and SFAS 142, "Goodwill and Other Intangible Assets", effective for fiscal years beginning after December 15, 2001. Under the new rules, all business combinations are to be accounted for using one method, the purchase method. In addition, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the new standards. SFAS No. 142 also stipulates that goodwill may no longer be amortized for business combinations completed after June 30, 2001.

         The following table summarizes the estimated impact of the amortization and accretion of the purchase accounting adjustments made in connection with the merger on New York Community's results of operation for the following years:


         PROJECTED FUTURE                                                                             NET INCREASE
         AMOUNTS FOR THE                                          EXCESS OF COST OVER                  (DECREASE)
         YEARS ENDED                                               FAIR VALUE OF NET       NET         IN INCOME
         DECEMBER 31,                                               ASSETS ACQUIRED    (ACCRETION)    BEFORE TAXES
         ----------------                                         -------------------  -----------    ------------
                                                                                     (IN THOUSANDS)
         2001.....................................................      $ 13,796         $(7,400)      $ (6,396)
         2002.....................................................        27,592         (14,700)       (12,892)
         2003.....................................................        27,592          (8,200)       (19,392)
         2004.....................................................        27,592          (2,500)       (25,092)
         2005 and thereafter......................................       455,275         (22,500)      (432,775)

         (J) Pro forma adjustments to interest income and interest expense to reflect the Haven Bancorp, Inc. acquisition commencing on January 1, 2000 were calculated as follows:

                                                                                                     FOR THE ELEVEN
                                                                                                      MONTHS ENDED
                                                                                                      NOVEMBER 30,
                                                                                                          2000
                                                                                                     --------------
                                                                                                     (IN THOUSANDS)
         Reduction in interest income on securities sold to fund acquisition and
            restructuring ($300,000 at 7.08%)......................................................    $ (19,470)
         Reduction in interest income on loans sold to fund acquisition and
            restructuring ($700,000 at 7.31%)......................................................      (46,906)
         Accretion of discount on securities (8 years by using Sum of the Year Digit
            method).                                                                                      15,665
         Accretion of discount on loans (10 years by using Sum of the Year Digit
            method).                                                                                      14,471
                                                                                                        --------
                   Total net adjustments--interest income..........................................      (36,240)
         Reduction in interest expense on deposits ($144,000 at 5.25%).............................       (6,930)
         Reduction in interest on FHLB borrowings ($818,878 at 6.24%)..............................      (46,840)
         Amortization of premium on deposits (7 years by using Sum of the Year
            Digit method)..........................................................................        1,192
         Amortization of premium on FHLB borrowings (1 year).......................................       11,183
                                                                                                        --------
                   Total net adjustments--interest expense.........................................      (41,395)

         (K) These pro forma combined condensed consolidated financial statements do not reflect the impact of Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations", and SFAS 142, "Goodwill and Other Intangible Assets", effective for fiscal years beginning after December 15, 2001. Under the new rules, all business combinations are to be accounted for using one method, the purchase method. In addition, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the new standards. SFAS No. 142 also stipulates that goodwill may no longer be amortized for business combinations completed after June 30, 2001.

         The following table summarizes the estimated impact of the amortization and accretion of the purchase accounting adjustments made in connection with the acquisition of Haven Bancorp, Inc. on New York Community's results of operation for the next years:

         PROJECTED FUTURE                                                                             NET INCREASE
         AMOUNTS FOR THE                                          EXCESS OF COST OVER                  (DECREASE)
         YEARS ENDED                                               FAIR VALUE OF NET       NET         IN INCOME
         DECEMBER 31,                                               ASSETS ACQUIRED    (ACCRETION)    BEFORE TAXES
         ----------------                                        ------------------    -----------    ------------
                                                                                     (IN THOUSANDS)
         2000.....................................................     $ 5,928         $ (19,375)       $ 13,447
         2001.....................................................       5,928           (28,005)         22,077
         2002.....................................................       5,928           (24,436)         18,508
         2003.....................................................       5,928           (20,866)         14,938
         2004.....................................................       5,928           (17,297)         11,369
         2005 and thereafter......................................      86,949           (34,800)        (52,149)

         (L) Depreciation expenses related to write-offs of fixed assets acquired from Richmond County.

         (c)  Exhibits.


EXHIBIT NO.       EXHIBIT
-----------       -------

2.1 Agreement and Plan of Merger, dated as of March 27, 2001, by and between New York Community Bancorp, Inc. and Richmond County Financial Corp. (incorporated herein by reference to Appendix A to New York Community Bancorp, Inc.'s Registration Statement on Form S-4, as amended, as filed with the Commission on May 11, 2001).

3.1               Amended and Restated Bylaws of New York Community Bancorp,
                  Inc.

23.1              Consent of Ernst & Young LLP.

99.1              Press Release of New York Community Bancorp, Inc., issued on
                  August 1, 2001.

99.2              Financial Statements of Richmond County Financial Corp.
                  (incorporated by reference to Richmond County Financial Corp.'s Annual Report on Form 10-K for the year ended June 30, 2000 and to Richmond County Financial Corp.'s Quarterly Report on Form 10-Q for the quarter March 31, 2001).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NEW YORK COMMUNITY BANCORP INC.



                            By:  /s/ Joseph R. Ficalora
                                ------------------------------------
                                Name:   Joseph R. Ficalora
                                Title:  President and Chief Executive Officer



Date: August 15, 2001

                                INDEX TO EXHIBITS



EXHIBIT NO.       EXHIBIT

2.1 Agreement and Plan of Merger, dated as of March 27, 2001, by and between New York Community Bancorp, Inc. and Richmond County Financial Corp. (incorporated herein by reference to Appendix A to New York Community Bancorp, Inc.'s Registration Statement on Form S-4, as amended, as filed with the Commission on May 11, 2001).

3.1               Amended and Restated Bylaws of New York Community Bancorp,
                  Inc.

23.1              Consent of Ernst & Young LLP.

99.1              Press Release of New York Community Bancorp, Inc., issued on
                  August 1, 2001.

99.2              Financial Statements of Richmond County Financial Corp.
                  (incorporated by reference to Richmond County Financial Corp.'s Annual Report on Form 10-K for the year ended June 30, 2000 and to Richmond County Financial Corp.'s Quarterly Report on Form 10-Q for the quarter March 31, 2001).